UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2023
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CHARAH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38523	82-4228671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12601 Plantside Drive Louisville, Kentucky		40299
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (502) 245-1353
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHRA	OTC Markets*
8.50% Senior Notes due 2026	CHRB	OTC Markets*

*On April 3, 2023, Charah Solutions, Inc. common stock and 8.50% Senior Notes due 2026 were suspended from trading on the New York Stock Exchange. On April 4, 2023, Charah Solutions, Inc. common stock and 8.50% Senior Notes due 2026 began trading on the OTC Markets operated by the OTC Markets Group, Inc., under the trading symbols CHRA and CHRB, respectively.
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, on April 16, 2023, Charah Solutions, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Acquisition Parent 0423 Inc., a Delaware corporation (the “Parent”), and Acquisition Sub April 2023, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Acquisition Sub”), pursuant to which, and subject to the terms and conditions therein, Acquisition Sub will be merged with and into the Company, with the Company continuing as the surviving corporation in the merger (the “Merger”). In connection with the Merger, the Company filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement (as amended and/or supplemented, the “Proxy Statement”) with respect to the special meeting of the Company’s stockholders (“Special Meeting”) scheduled to be held on July 12, 2023.
Since entering into the Merger Agreement, two complaints have been filed in Delaware federal court by purported Company stockholders against the Company and the members of board of directors of the Company (the “Company Board”) in connection with the Merger: Jordan Wilson v. Charah Solutions, Inc. et al., No. 1:23-cv-00656 (D. Del.) (filed on June 15, 2023); and Robert Wilhelm v. Charah Solutions, Inc. et al., No. 1:23-cv-00661 (D. Del.) (filed on June 16, 2023) (collectively, the “Federal Stockholder Litigation”). Each of the complaints in the Federal Stockholder Litigation alleges, among other things, that the defendants caused to be filed with the SEC a materially incomplete and misleading Proxy Statement in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder. The Company has also received eight demand letters from purported Company stockholders generally alleging disclosure deficiencies in the Proxy Statement and demanding issuance of corrective disclosures, and one “books and records demand” under Section 220 of the Delaware General Corporations Law (“DGCL”) also alleging disclosure deficiencies in the Proxy Statement and demanding access to certain corporate books and records to evaluate the circumstances around the Merger (the foregoing letters and demands, together with the Federal Stockholder Litigation, the “Litigation Matters”).
The plaintiffs in the Federal Stockholder Litigation seek various remedies, including: an order enjoining the defendants from proceeding with the Merger unless and until the defendants disclose certain allegedly material information that was allegedly omitted from the Proxy Statement; rescinding the Merger or setting aside the Merger in the event the Merger is consummated or granting rescissory damages; directing the Company to file a proxy statement that does not contain any untrue statements of material fact; awarding the plaintiffs the costs and disbursements of their actions, including reasonable attorneys’ and expert fees and expenses; and granting such other and further relief as the court may deem just and proper.
The Company believes that the claims asserted in the Litigation Matters are without merit and no additional disclosures are required under applicable laws. However, in order to avoid the risk of the Litigation Matters delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily make the following supplemental disclosures to the Proxy Statement, as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Litigation Matters that any additional disclosure was or is required. This Current Report on Form 8-K is also being filed to correct the share figures indicated herein.
These supplemental disclosures will not change the consideration to be paid to the Company’s stockholders in connection with the Merger or the timing of the Special Meeting, which is to be held virtually via live webcast at www.virtualshareholdermeeting.com/CHRA2023SM, on July 12, 2023, at 10:00 AM local time. The Company Board continues to unanimously recommend that the stockholders of the Company vote “FOR” the proposals to be voted on at the Special Meeting as described in the Proxy Statement.

Supplemental Disclosures to the Proxy Statement
The following disclosures in this Current Report on Form 8-K supplement and update the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. All page references are to the Proxy Statement and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Proxy Statement. In the following supplemental disclosures, new text within amended and supplemented paragraphs from the Proxy Statement is bold and underlined, while deleted text is stricken-through, where applicable.
Supplemental Disclosures in Connection with the Litigation Matters
The disclosure in the section entitled “THE MERGER (PROPOSAL 1)—Background of the Merger”, beginning on page 22 of the Proxy Statement is amended as follows:
The second full paragraph on page 26 is amended and restated as follows:
At the same time, the Company was concurrently exploring options to secure additional financing to meet near-term liquidity needs, and BCP expressed a willingness to provide the necessary financing, but only in connection with the Company’s entry into definitive agreements providing for a transaction with SER. On March 24, 2023, the Board approved the formation of a special committee, effective March 16, 2023, consisting solely of disinterested and independent directors — Robert Flexon, L.W. Varner, Jr., and Dennis Whalen (Chairman) — and authorized to, among other things, review, evaluate, negotiate and approve the terms of the potential financing and, in connection therewith the special committee retained Willkie to act as its legal counsel and VRC to act as its financial advisor. The special committee was not authorized to evaluate, negotiate or approve a sale of all of or substantially all of the Company’s equity or assets, authority for which remained with the Board. The members of the Special Committee were not paid any additional compensation in connection with their service on the special committee. The special committee directed Willkie, on behalf of the special committee, to make formal outreach to BCP and another potential financing source regarding a potential bridge financing. While negotiations between the Company and BCP continued as to the terms and structure of a potential financing, the special committee evaluated potential alternative options, including expanding existing loans and securing new loans on unencumbered property, and directed that the Company reach out to potential providers of third-party capital.
The disclosure in the section entitled “THE MERGER (PROPOSAL 1)—Opinion of the Company’s Financial Advisor—Financial Analyses”, beginning on page 35 of the Proxy Statement is amended by adding the following to the third paragraph thereof:
For purposes of its analyses, Houlihan Lokey reviewed a number of financial metrics, including the following:
•
Adjusted EBITDA - generally, the amount of the relevant company’s earnings before interest, taxes, depreciation and amortization for a specified time period~~, adjusted for certain non-recurring items~~. The Projections indicated for FY2023 that the Company’s Adjusted EBITDA would total $29.9 million.

•
Enterprise Value - generally, the value as of a specified date of the relevant company’s outstanding equity securities (taking into account outstanding options and other securities convertible, exercisable or exchangeable into or for equity securities of the company) plus the amount of its net debt (the amount of its outstanding indebtedness, non-convertible preferred stock, capital lease obligations and non-controlling interests less the amount of cash and cash equivalents on its balance sheet).

•	Revenue – the Projections indicated for FY2023 that the Company’s revenue would total $284.4 million.

•	Gross Profit – the Projections indicated for FY2023 that the Company’s gross profit would total $30.0 million.

•	Stock Compensation or Option Expense - the Projections indicated for FY2023 that the Company's stock compensation or option expenses would total $3.6 million.

•
Adjusted EBITDAO - the Projections indicated for FY2023 that the Company's adjusted EBITDAO (earnings before interest, taxes, depreciation and amortization, and stock compensation or option expenses) would total $33.5 million.

The disclosure in the section entitled “THE MERGER (PROPOSAL 1)—Opinion of the Company’s Financial Advisor—Financial Analyses”, beginning on page 35 of the Proxy Statement is amended by adding the following as the final paragraphs thereof:
The Company’s management team does not, as a matter of course, publicly disclose internal projections as to future performance, earnings or other results given the uncertainty of the underlying assumptions and estimates. The Projections are included herein because they were provided to the Board of Directors and Houlihan Lokey in connection with the Merger and were made available to SER in connection with its due diligence review of the Company. The Projections were not prepared with a view toward public disclosure or with a view toward complying with the published guidelines of the SEC regarding projections or GAAP, or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. In the view of the Company’s management, the Projections were reasonably prepared by the Company’s management on bases reflecting the best available information at the time of preparation and judgments of the Company’s management of the future financial performance of the Company under the assumptions reflected therein and other matters covered thereby. However, the information contained in the Projections is not fact and should not be relied upon as necessarily indicative of actual future results.
Although the Projections are presented with numerical specificity, they reflect numerous estimates and assumptions made by the Company’s management with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to the Company’s business, all of which are inherently uncertain and many of which are beyond the Company’s control. The Projections reflect subjective judgment in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such, the Projections constitute forward-looking information and are subject to many risks and uncertainties that could cause actual results to differ materially from the results forecasted in the Projections, including, but not limited to, the Company’s performance, industry performance, general business and economic conditions, customer requirements, staffing levels, competition, adverse changes in applicable laws, regulations or rules, and the various risks set forth in the Company’s reports filed with the SEC. There can be no assurance that the Projections will be realized or that actual results will not be significantly higher or lower than forecast. In addition, the Projections will be affected by the Company’s ability to achieve strategic goals, objectives and targets over the applicable periods. The Projections reflect assumptions as to certain business decisions that are subject to change. The Projections cannot, therefore, be considered a guarantee of future operating results, and this information should not be relied on as such. The inclusion of the Projections should not be regarded as an indication that the Company, the Board of Directors or any of their respective officers, directors, affiliates, advisors or other representatives or anyone who received this information then considered, or now considers, them necessarily predictive of actual future events, and this information should not be relied upon as such. The inclusion of the Projections herein should not be deemed an admission or representation by the Company that the Company views such Projections as material information. No representation is made by the Company or any other person regarding the Company’s ultimate performance compared to the Projections. The Projections should be evaluated in conjunction with the historical consolidated financial statements and other information contained in the Company public filings with the SEC. For more information, please see the section of this proxy statement captioned “Where You Can Find More Information.” In light of the foregoing factors, and the uncertainties inherent in the Projections, stockholders are cautioned not to place undue, if any, reliance on the Projections.

Neither the Company’s independent auditor nor any other independent accountant has compiled, examined, or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability.
The disclosure in the section entitled “THE MERGER (PROPOSAL 1)—Opinion of the Company’s Financial Advisor—Financial Analyses—Selected Companies Analysis”, beginning on page 36 of the Proxy Statement is amended as follows:

Environmental Services

	EV / FY 2022A Revenue	EV / FY 2023E Revenue	EV / FY 2023E Adjusted EBITDA
Clean Harbors, Inc.	1.88x	1.82x	9.4x
Harsco Corporation	0.99x	0.97x	7.6x
Heritage-Crystal Clean, Inc.	1.26x	1.28x	6.9x

Infrastructure Services

EMCOR Group, Inc.	0.66x	0.60x	9.8x
Granite Construction Incorporated	0.54x	0.52x	6.3x
Great Lakes Dredge & Dock Corporation	1.08x	1.05x	12.1x
MasTec, Inc.	1.02x	0.77x	9.1x
Quanta Services, Inc.	1.63x	1.50x	15.0x

Low	0.54x	0.52x	6.3x
High	1.88x	1.82x	15.0x
Median	1.05x	1.01x	9.3x
Mean	1.13x	1.06x	9.5x

The disclosure in the section entitled “THE MERGER (PROPOSAL 1)—Opinion of the Company’s Financial Advisor—Financial Analyses—Selected Transactions Analysis”, beginning on page 37 of the Proxy Statement is amended as follows:
The selected transactions and resulting low, high, median and mean financial data were:

Date Announced	Target	Acquiror	Multiple
7/25/2022	Infrastructure and Energy Alternatives, Inc	MasTec, Inc	5.8x
12/6/2021	North American Fly Ash Business of Boral Limited	Eco Material Technologies Inc	6.8x
8/4/2021	HydroChemPSC	Clean Harbors, Inc.	10.9x
3/15/2021	Solid Waste and Environmental Solutions Business of Terrapure Environmental Ltd.	GFL Environmental Inc.	9.5x
6/24/2019	NRC Group Holdings CorpUS	US Ecology, Inc.	8.9x

The disclosure in the section entitled “Interests of the Company’s Directors and Executive Officers in the Merger--Severance Arrangements”, beginning on page 39 of the Proxy Statement is amended by adding the following as the final sentence thereof:
There have not been any discussions with or proposals by SER in respect of any post-Closing employment or equity arrangements for any of the Company’s officers or directors.
Additional Supplemental Disclosure
The disclosure in the first sentence of the last paragraph on page 9, in the answer to the question “What vote of the Company’s stockholders is required to approve the Merger Agreement” in the section entitled “QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER”, is amended as follows:
As of the close business on June 7, 2023, the record date for the special meeting, there were 3,395,747~~2,607,603~~ shares of Company Stock entitled to vote.
The disclosure in the second sentence of the ninth paragraph on page 18, under the subheading “Record Date and Quorum” in the section entitled “THE SPECIAL MEETING”, is amended as follows:
As of the close of business on the record date, approximately 3,395,747~~2,551,603~~ shares of Company Common Stock, 26,000 shares of Series A Preferred Stock and 30,000 shares of Series B Preferred Stock were issued and outstanding.

The disclosure in the table on page 62, under the heading “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” is amended as follows:

Name and address of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock	Number of Shares of Series A Preferred Stock	Percentage of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Percentage of Series B Preferred Stock	Percentage of Voting Stock
Principal Stockholders:
BCP Energy Services Fund-A, LP 400 Convention Street, Suite 1010 Baton Rouge, LA 70802	~~1,065,274~~ 759,793 (1)	~~31.31%~~ 22.33%	—	—	—	—	~~16.36%~~ 11.67%
BCP Energy Services Fund, LP 400 Convention Street, Suite 1010 Baton Rouge, LA 70802	~~853,841~~ 548,359 (1)	~~25.09%~~ 16.12%	—	—	—	—	~~13.11%~~ 8.42%

References to “81.91%” where used on page 1 of Mr. Decensi’s letter to Stockholders as well as pages 6, 10, 19, 29 and 45 of the Proxy Statement shall be replaced with “72.53%”.
The disclosure in the first sentence of the second paragraph on page 70, in the section entitled “WHERE YOU CAN FIND ADDITIONAL INFORMATION”, is amended as follows:
The Company will make available a copy of its public reports, without charge, on its website at www.charah.com~~www.alleghany.com~~ as soon as reasonably practicable after the Company files the reports electronically with the SEC.
Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.
In connection with the Merger, the Company filed the Proxy Statement with the SEC on June 12, 2023. Promptly after filing the Proxy Statement with the SEC, the Company mailed the Proxy Statement and a proxy card to each stockholder entitled to vote at the Special Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders may obtain a free copy of the Proxy Statement and other documents filed by the Company with the SEC at the SEC’s website, www.sec.gov or through the Investors portion of the Company’s website at www.charah.com. The Proxy Statement and such other documents relating to the Company may also be obtained free-of-charge by directing a request to the Company’s Investor Relations by e-mail at ir@charah.com.

Participants in the Solicitation
The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Merger. Information concerning the interests of the persons who may be “participants” in the solicitation is set forth in the Proxy Statement. Information about the Company’s executive officers and directors can be found in the Proxy Statement and in the Company’s proxy statement relating to its 2022 Annual Meeting of Stockholders filed with the SEC on April 29, 2022.
Safe Harbor Statement under U.S. Private Securities Litigation Reform Act of 1995
This Current Report on Form 8-K contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that involve substantial known and unknown risks and uncertainties. In some situations, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential” and similar expressions intended to identify forward-looking statements. Such statements include, but are not limited to, statements regarding the Company’s planned merger, including the anticipated timing thereof. You should consider these statements carefully because they discuss our plans regarding the merger and our strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements are subject to certain risks, uncertainties, and assumptions, including, but not limited to, the requirement to satisfy closing conditions to the merger, including, but not limited to, the outcome of any legal proceedings that may be instituted against the Company or others related to the transaction; the ability to retain certain key employees of the Company; and the risks identified and discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on May 31, 2023, and the other documents that the Company files with the SEC from time to time. There will be events in the future, however, that the Company is not able to predict accurately or control. The Company’s actual results may differ materially from the expectations that the Company describes in its forward-looking statements. Factors or events that could cause the Company’s actual results to materially differ may emerge from time to time, and it is not possible for the Company to accurately predict all of them. Any forward-looking statement made by the Company in this Current Report on Form 8-K speaks only as of the date on which the Company makes it. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2023

CHARAH SOLUTIONS, INC.

	By:	/s/ Jonathan Batarseh
	Name:	Jonathan Batarseh
	Title:	President & Chief Executive Officer